                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 19, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                   001-15223                    76-0453392
----------------             -----------------             ---------------------
(State or Other              (Commission                   (IRS Employer
Jurisdiction of              File Number)                  Identification No.)
Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

EMPLOYMENT AGREEMENT WITH VINCENT MICELI

On July 19, 2005, OptiCare Health Systems, Inc. (the "Registrant") entered into an Employment Agreement with Vincent Miceli, pursuant to which Mr. Miceli will serve as the Registrant's Chief Accounting Officer/Corporate
Controller/Corporate Secretary and Principal Financial Officer. The following brief description of the material terms of the employment agreement is qualified in its entirety by reference to the employment agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Under the employment agreement, Mr. Miceli's initial base salary is $165,000 per year. He may also be entitled to a bonus of $50,000 upon the timely filing of the Registrant's Annual Report on Form 10-K for the year ended December 31,
2005.

The employment agreement continues until otherwise terminated by Mr. Miceli with at least thirty (30) days notice to the Registrant or by the Registrant with or without Cause (as defined in the employment agreement). If Mr. Miceli is terminated by the Registrant without Cause after June 30, 2006 or if the
Registrant does not offer Mr. Miceli a position by April 30, 2006 at or above a salary of $165,000 with no more than three (3) days travel per week outside of the Waterbury, Connecticut metropolitan area, Mr. Miceli will be entitled to three (3) months of his annual base pay as severance.

In addition, under the employment agreement, Mr. Miceli has agreed not to compete with the Registrant for a period of eighteen (18) months after the termination of his employment.

AMENDMENT TO EMPLOYMENT AGREEMENT WITH CHRISTOPHER WALLS

On July 19, 2005, the Registrant entered into Amendment No. 1 to the Amended and
Restated Employment Agreement with Christopher Walls, the Registrant's Chief
Executive Officer, President and General Counsel, to extend the period in which
Mr. Walls may be entitled to severance from six (6) months to twelve (12)
months. This brief description of the amendment is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 10.2 to this
Current Report on Form 8-K.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF OFFICERS.

(c) On July 19, 2005, the Registrant named Vincent Miceli, age 47, the
Registrant's current Vice President of Finance, its Chief Accounting
Officer/Corporate Controller/Corporate Secretary and Principal Financial
Officer. Mr. Miceli joined the Registrant in September 2004 as Director of
External Reporting and in May 2005 was promoted to Vice President of Finance.
Prior to joining the Registrant, Mr. Miceli held the position of Assistant
Corporate Controller of Amphenol Corporation (1994-2004). He holds a Master of
Business Administration with a concentration in finance from the University of
Hartford and a Bachelor of Science in Accounting from Quinnipiac College.

On July 19, 2005, Mr. Miceli entered into an employment agreement with the
Registrant. The material terms of that employment agreement are incorporated into this Item 5.02 by reference to Item 1.01 of this Current Report on Form
8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         10.1     Employment Agreement dated July 19, 2005 by and between the
                  Registrant and Vincent Miceli.

         10.2     Amendment No. 1 to Amended and Restated Employment Agreement
                  dated July 19, 2005 by and between the Registrant and
                  Christopher Walls.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OPTICARE HEALTH SYSTEMS, INC.
                                           (Registrant)

Date: July [__], 2005                      by: /s/ Christopher J. Walls
                                               ---------------------------------
                                           Name:  Christopher J. Walls
                                           Title: Chief Executive Officer,
                                                  President and General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                              Description
------                              -----------

 10.1   Employment Agreement dated July 19, 2005 by and between the Registrant and Vincent Miceli.

 10.2   Amendment No. 1 to Amended and Restated Employment Agreement dated July
        19, 2005 by and between the Registrant and Christopher Walls.